EXHIBIT 10.2
December 23, 2008
AMENDMENT NO. 1
to the
RESTRICTED STOCK UNIT AWARD AGREEMENT
          AMENDMENT (“Amendment No. 1”) dated as of the 23rd day of December 2008, by and between Polo Ralph Lauren Corporation, a Delaware corporation (the “Corporation”), and Roger N. Farah (the “Executive”).
          WHEREAS, the Corporation and the Executive wish to amend the Restricted Stock Unit Award Agreement between the parties effective as of July 1, 2004 (the “RSU Agreement”) to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations issued or to be issued by the Department of the Treasury thereunder;
          NOW, THEREFORE, the parties hereby agree to amend the RSU Agreement, effective as of January 1, 2005, as follows.
     1. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the RSU Agreement.
     2. The first two sentences of Section 3(a) are hereby replaced with the following:
     “The Participant shall be entitled to receive payment in the form of Shares for each vested Unit subject to the Performance Award no later than two and one half (2 1/2) months following the end of the applicable fiscal year at which vesting of such Units is determined (or such earlier date of vesting as prescribed by Section 2(c) hereof). The Participant shall be entitled to receive payment in the form of Shares for each vested Unit subject to the Time-Based Award no later than ninety days following the termination of the Participant’s employment (or, if earlier, upon the occurrence of a Change of Control during the Participant’s employment; provided that such Change of Control is also a change in the ownership, effective control or a substantial portion of the assets (in each case, within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations issued or to be issued by the Department of the Treasury thereunder (“Section 409A”)) of the Corporation.”

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed and the Executive has hereunto set his hand, effective as of the date hereof, subject to the conditions set forth herein.

POLO RALPH LAUREN CORPORATION

By:	/s/ Mitchell Kosh
	Name:	Mitchell Kosh
	Title: Date:	Senior Vice President January 9, 2009

/s/ Roger N. Farah
Executive: Roger N. Farah Date: January 6, 2009

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